UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 18, 2006
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-12110 (Commission File Number)	76-6088377 (I.R.S. Employer Identification Number)
Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 354-2500
Not applicable
( Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 18, 2006, Camden Property Trust, a Texas real estate investment trust (the “Company”), entered into a First Amendment to Credit Agreement (the “Amendment”) with Bank of America, N.A. (“Administrative Agent”), as administrative agent for itself and such other entities from time to time designated as “Lenders” under the Credit Agreement (as hereinafter defined). The Amendment, among other things, amends certain financial and other covenants in the Amendment and Restated Credit Agreement (the “Credit Agreement”), dated as of January 14, 2005, among the Company, Administrative Agent, JPMorgan Chase Bank, N.A., as syndication agent, Wachovia Bank, N.A. and Wells Fargo Bank, as documentation agents, and certain other agents and the Lenders named therein, and extends the termination date of the Credit Agreement by two years to January 14, 2010. The Credit Agreement has been previously filed as Exhibit 99.1 to the Current Report on Form 8-K of the Company dated January 18, 2005 and incorporated herein by reference. The description herein of the Amendment is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Amendment filed as Exhibit 99.1 hereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
     The information set forth in Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Title
99.1	Form of First Amendment to Credit Agreement, dated as of January 18, 2006, among Camden Property Trust, Bank of America, N.A., as administrative agent for itself and such other entities from time to time designated as “Lenders” under the Credit Agreement (as defined therein).

99.2	Form of Amended and Restated Credit Agreement dated January 14, 2005 among the Company, Bank of America, N.A., as administrative agent, J.P. Morgan Chase Bank, N.A., as syndication agent, Wachovia Bank, N.A. and Wells Fargo Bank, N.A., as documentation agents, and the Lenders. Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed on January 18, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 20, 2006

CAMDEN PROPERTY TRUST
By:	/s/ Dennis M. Steen
Dennis M. Steen
Senior Vice President - Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Title
99.1	Form of First Amendment to Credit Agreement, dated as of January 18, 2006, among Camden Property Trust, Bank of America, N.A., as administrative agent for itself and such other entities from time to time designated as “Lenders” under the Credit Agreement (as defined therein)

99.2	Form of Amended and Restated Credit Agreement dated January 14, 2005 among the Company, Bank of America, N.A., as administrative agent, J.P. Morgan Chase Bank, N.A., as syndication agent, Wachovia Bank, N.A. and Wells Fargo Bank, N.A., as documentation agents, and the Lenders. Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed on January 18, 2005.